THE HENNESSY MUTUAL FUNDS, INC.

Supplement to the Prospectus dated March 4, 2005

        The Board of Directors (the “Board”) of The Hennessy Mutual Funds, Inc. (the “Company”) approved an amendment to the Management Agreement between the Company and Hennessy Advisors, Inc. to reduce the annual management fee payable by the Focus 30 Fund from 1.00% to 0.74%. The Board also approved an amendment to the Servicing Agreement between the Company and Hennessy Advisors, Inc. to add the Focus 30 Fund to the Servicing Agreement. A description of the Servicing Agreement can be found on page 27 of the prospectus dated March 4, 2005. In exchange for services provided by Hennessy Advisors, Inc. to the Focus 30 Fund under the Servicing Agreement, the Focus 30 Fund will pay an annual fee of 0.10% to Hennessy Advisors, Inc. As a cumulative result of these changes, the annual fees and expenses of the Focus 30 Fund should decrease by 0.16%.

        This information supplements the information on page 9 of the prospectus dated March 4, 2005.

The date of this Supplement is June 30, 2005.